UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2020, Village Farms International, Inc. (the “Company” or “Village Farms”) announced that it has entered into an underwriting agreement (the “Underwriting Agreement”) with Beacon Securities Limited (the “Underwriter”) as sole underwriter relating to the issuance and sale of 3,125,000 common shares in the capital of the Company (the “Offered Shares”) at a price of $3.20 per Offered Share (the “Issue Price”) for an aggregate gross proceeds to the Company of $10,000,000 (the “Offering”). All figures are in Canadian dollars.

Pursuant to the terms of the Underwriting Agreement, the Company has granted the Underwriter an over-allotment option, exercisable, in whole or in part, to purchase up to an additional number of Offered Shares equal to 15% of the Offered Shares sold pursuant to the Offering at the Issue Price at any time up to 30 days from the closing of the offering. The closing of the Offering is expected to occur on or about March 26, 2020 and is subject to the completion of formal documentation and receipt of all necessary regulatory and stock exchange approval.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement.

The information in this Item 1.01, including Exhibit 1.1 filed hereto, shall be deemed to be incorporated by reference into the Company’s registration statement on Form F-10 (File Number 333-232115) (the “F-10 Registration Statement”).

Item 7.01	Regulation FD Disclosure.

On March 19, 2020, the Company issued a press release announcing the entry into the Underwriting Agreement, as described in Item 1.01 of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On March 19, 2020, the Company filed a prospectus supplement under the Registration Statement, which incorporated by reference the following documents:

•

the unaudited condensed consolidated interim financial statements of the Company for the three and nine months ended September 30, 2019 and September 30, 2018, and the notes thereto (the “Q3 2019 Financial Statements”);

•	management’s discussion and analysis of the Company dated November 14, 2019 in respect of the Q3 Financial Statements (the “Q3 2019 MD&A”);

•	the Company’s material change report dated October 10, 2019 in respect of the Company’s October 2019 equity offering (the “2019 Equity Offering MCR”);

•	the Company’s material change report dated March 12, 2020 in respect of the Company’s settlement agreement with Emerald Health Therapeutics, Inc. (the “Settlement Agreement MCR”);

•	the Company’s material change report dated March 19, 2020 in respect of the Offering (the “Offering MCR”); and

•	the template version of the term sheet for the Offering dated March 19, 2020 (the “Term Sheet”).

Each of the Q3 2019 Financial Statements, the Q3 2019 MD&A, the 2019 Equity Offering MCR, the Settlement Agreement MCR, the Offering MCR and the Term Sheet are filed as exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 and shall be deemed to be incorporated by reference into the F-10 Registration Statement.

In addition, filed as Exhibits 99.8 and 99.9 hereto are the consents of Torys LLP and Fasken Martineau DuMoulin LLP, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Title

1.1	Underwriting Agreement.

99.1	Press Release dated March 19, 2020.

99.2	Unaudited condensed consolidated interim financial statements of the Company for the three and nine months ended September 30, 2019 and September 30, 2018, and the notes thereto (incorporated by reference to Exhibit 99.1 to the Company’s Form 6-K, filed with the SEC on November 15, 2019).

99.3	Management’s discussion and analysis of the Company dated November 14, 2019 (incorporated by reference to Exhibit 99.2 to the Company’s Form 6-K, filed with the SEC on November 15, 2019).

99.4	Material Change Report, dated October 10, 2019.

99.5	Material Change Report, dated March 12, 2020.

99.6	Material Change Report, dated March 19, 2020.

99.7	Term Sheet.

99.8	Consent of Torys LLP.

99.9	Consent of Fasken Martineau DuMoulin LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2020

VILLAGE FARMS INTERNATIONAL, INC.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer